UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Front Street

Hamilton HM 19

Bermuda

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

On April 24, 2013, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release announcing results for the quarter ended March 31, 2013, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended March 31, 2013 is attached hereto as Exhibit 99.2.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Compensatory Arrangements of Certain Officers

On April 24, 2013, Aspen announced that Mr. Gary Gregg has been appointed to its Board of Directors (the “Board”) as a Class II director.

The attached press release, furnished as Exhibit 99.3 to this Current Report on Form 8-K, provides additional information. Following the appointment of Mr. Gregg and the resignations of Messrs. Cormack and Cusack (as disclosed on Form 8-K filed on February 7, 2013), Aspen will have 11 Directors on its Board. Mr. Gregg will be a member of the Board’s Compensation and Audit Committees. The Board has determined that Mr. Gregg is an independent Director pursuant to the NYSE Corporate Governance Standards applicable to U.S. domestic issuers.

Under Aspen’s Bye-Laws, the appointment of Mr. Gregg will be subject to shareholder vote at Aspen’s 2014 Annual General Meeting, at which Mr. Gregg will be standing for election as a Class II Director. As a non-executive director, Mr. Gregg is entitled to receive the same level of fees and benefits as other Aspen non-executive directors, including for committee appointments. For additional information, please see our Definitive Proxy Statement filed on March 13, 2013.

Item 5.07 - Submission of Matters to a Vote of Security Holders

On April 24, 2013, Aspen Insurance Holdings Limited held its Annual General Meeting. Proxies were solicited by our management in connection with our 2013 Annual General Meeting. The voting results are set out below and there were no broker non-votes.

(1) Proposal regarding the re-election of Messrs. Richard Bucknall, Peter O’Flinn and Ronald Pressman as Class III directors of the Company and the election of Mr. Gordon Ireland as a Class III director of the Company until 2016.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard Bucknall	62,848,360	1,613,066	0
Peter O’Flinn	56,225,284	8,236,142	0
Ronald Pressman	62,903,369	1,558,057	0
Gordon Ireland	64,197,323	264,103	0

(2) Proposal regarding the approval of the compensation of the Company’s Named Executive Officers, as disclosed in the Definitive Proxy Statement, filed on March 13, 2013, as part of the non-binding advisory vote for Say-On-Pay.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Approval of Named Executive Officers’ Compensation	60,360,466	4,003,532	97,428	0

(3) Proposal regarding the approval of the frequency of future Say-On-Pay Votes as part of the non-binding advisory vote for Say-On-Frequency.

	1 YEAR	2 YEARS	3 YEARS	Votes Abstained	Broker Non-Votes
Say-On-Frequency Vote	60,162,427	60,874	4,153,179	84,946	0

(4) Proposal regarding the approval of the 2013 Share Incentive Plan

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Approval of 2013 Share Incentive Plan	49,620,524	12,585,713	2,225,189	0

(5) Proposal regarding the Appointment of the Company’s Independent Registered Public Accounting Firm, KPMG Audit PLC.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Appointment of KPMG	63,932,004	454,558	74,864	0

Section 7 - Regulation FD

Item 7.01 - Regulation FD Disclosure

On April 24, 2013, Aspen issued a press release announcing results for the quarter ended March 31, 2013 which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended March 31, 2013 is attached hereto as Exhibit 99.2.

On April 24, 2013, Aspen also issued a press release announcing the appointment of Mr. Gary Gregg to the Board, which has been attached as Exhibit 99.3.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)	The following exhibits are furnished under Items 7.01 and 2.02 as part of this report:

99.1	Press Release of the Registrant, dated April 24, 2013.

99.2	Earnings Release Supplement for the quarter ended March 31, 2013.

The	following exhibit is furnished under Item 7.01 as part of this report:

99.3	Press Release of the Registrant dated April 24, 2013.

The information furnished under Item 7.01 “Regulation FD Disclosure” and Item 2.02 “Results of Operations and Financial Condition” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)

Dated: April 24, 2013	By:	/s/ John Worth
	Name:	John Worth
	Title:	Chief Financial Officer

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